SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 22, 2004

Date of Report (Date of earliest event reported)

QUINTON CARDIOLOGY SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49755	94-3300396

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, Washington		98021

(Address of Principal Executive Offices)		(Zip Code)

(425) 402-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Quinton Cardiology Systems, Inc. issued its earnings release announcing its financial results for the three months ended June 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTON CARDIOLOGY SYSTEMS, INC.
By:	/s/ Michael K. Matysik
Michael K. Matysik
Senior Vice President and Chief Financial Officer

Dated: July 22, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release of Quinton Cardiology Systems, Inc. dated July 22, 2004.